Exhibit 10.38
Agreement No. 980427-03
Amendment No. 3

AMENDMENT NO. 3

TO AGREEMENT NO. 980427-03

This Amendment No. 3 to Agreement No. 980427-03, is effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 980427-03, is by and between Minorplanet Systems USA, Inc., a Delaware corporation (“Minorplanet ”) and SBC Services, Inc., a Delaware corporation (“SBC”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”

WITNESSETH

WHEREAS, Minorplanet and SBC entered into Agreement No. 980427-03 on January 31, 2002 (the “Agreement”);

WHEREAS, Minorplanet and SBC desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1. AMENDMENT TO SECTION A- TERMS & CONDITIONS APPLICABLE TO ENTIRE AGREEMENT, SECTION 2.51 “TERM OF AGREEMENT.”

Paragraph 1. of Section 2.51 shall be amended with the following new Paragraph 1.:

     1. This Agreement is effective on the date when signed by the last Party and unless Terminated or Canceled as provided in this Agreement, shall remain in effect for a term ending on January 30, 2005. The term of this Agreement may only be extended or renewed upon the mutual agreement of the parties hereto.

2. AMENDMENT TO SECTION D — MINORPLANET NETWORK SERVICES, SECTION 3.04 SERVICE COMMITMENT

Subsection C of Section 3.04 shall be deleted in its entirety and replaced with the following new Subsection C:

     C. All service terms described herein terminate on January 30, 2005.

For the term of this Agreement, SBC shall not be required to maintain any minimum number of HM 5005S Units activated for service. However, if at any time during the term, SBC does not maintain a minimum of 13,140 HM 5005S Units activated for service, SBC and Minorplanet shall use

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside SBC, Supplier, their Affiliates and their third party representatives, except under written Agreement by the contracting Parties.

Agreement No. 980427-03
Amendment No. 3

commercially reasonable efforts to negotiate such amendment to the Agreement to adjust the service rates charged to SBC for transmission and maintenance/repair. If SBC and Minorplanet are unable to negotiate and finally consummate such amendment to the Agreement within 30 days from the day the number of HM 5005S Units activated became less than 13,140, Minorplanet shall be entitled to terminate the Agreement immediately upon written notice.

SBC and Minorplanet agree that Minorplanet will file no claims, actions or other proceedings against SBC based on the refusal of SBC to either renew or extend the Agreement Subsequent to the expiration of the term of this Agreement.

If one party to the Agreement commits a material breach of the Agreement, and the breaching party fails to cure such material breach within the applicable cure period as provided for in the Agreement following receipt of written notice of the material breach and a request to cure, the non-breaching party may treat such material breach as a final repudiation of the Agreement by the breaching party and terminate its performance under the Agreement. Following such termination, the non-breaching party shall have no further liability under the Agreement. Such termination of the Agreement by the non-breaching party shall not be considered an election of remedies on the part of the non-breaching party.

3. [TEXT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.]

(Signature page to follow)

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside SBC, Supplier, their Affiliates and their third party representatives, except under written Agreement by the contracting Parties.

Agreement No. 980427-03
Amendment No. 3

The terms and conditions of Agreement No. 980427-03 in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to Agreement No. 980427-03 to be executed, which may be in duplicate counterparts, each of which will be deemed to be one and the same original instrument, as of the date the last Party signs.

MINORPLANET SYSTEMS USA, INC.	SBC Services, Inc.

By: (x) W Michael Smith	By: (x) Mark Hummel

Printed Name: W. Michael Smith	Printed Name: Mark Hummel

Title: Chief Operating Officer	Title: Executive Director-Marketing and
General Business Contracting

Date: 1/21/2004	Date: 1/21/2004

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside SBC, Supplier, their Affiliates and their third party representatives, except under written Agreement by the contracting Parties.

3